SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                          -----------------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934

                         ------------------------------



       Date of Report (Date of earliest event reported): December 15, 1999

                     TECHNICAL CHEMICALS AND PRODUCTS, INC.
             (Exact name of registrant as specified in its charter)

              Florida                                0-25406                              65-0308922
              -------                                -------                              ----------
(State or other jurisdicition of              (Commission File Number)          (I.R.S. Employer Identification No.)
           incorporation)

           3341 S.W. 15th Street
          Pompano Beach, Florida                                  33069
          ----------------------                                  -----
  (Address of principal executive offices)                      (Zip code)

Registrant's telephone number, including area code: 954/979-0400

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Item 5.  Other Events

Appointment Of Chief Financial Officer
--------------------------------------

         On December 7, 1999, the Company appointed Walter V. Usinowicz, Jr. as Vice President of Finance and Chief Financial Officer. Mr. Usinowicz has more than 20 years of senior management experience in the life sciences and medical technology industries that includes financial management, business development and general management experience. He will be responsible for TCPI's public financial reporting and treasury functions, as well as support of the Company's strategic planning and business development activities. (See attached Exhibit A for Employment and Stock Option Agreement.)

Possible Delisting of Common Stock.
-----------------------------------

         The Company has received correspondence from the Nasdaq National Market bringing to the Company's attention a concern regarding the continued listing of the Company's common stock on that market. The Company's stock may be delisted from trading on or about February 24, 2000 if the minimum bid price of the Company's common stock does not equal or exceed $1.00 and the market value of public float does not equal or exceed $5,000,000 for a minimum of ten consecutive trading days. If the Company's stock does not satisfy those requirements before then, the Company may attempt to seek review of the Nasdaq National Market's decision to delist its stock, or may apply for quotation of its common stock on the Nasdaq SmallCap Market or any other organized market on which the shares may be eligible for trading. There can be no assurance that the Company's common stock will satisfy the requirements for listing on either the Nasdaq National Market or SmallCap Market, or that either market will approve listing after reviewing any application submitted by the Company.

         Delisting of the Company's common stock may have an adverse impact on the market price and liquidity of the Company's securities, and may subject the Company's stock to the "penny stock rules" contained in Section 15(g) of the Securities Exchange Act of 1934 and the rules promulgated thereunder. In addition, the Company's amended Articles of Incorporation provide that, in the event of ten days consecutive failure of the Company's common stock to be listed for trading on the Nasdaq National Market or the Nasdaq SmallCap Market, the holders of the Company's Series A Preferred Stock may claim the option to require the Company to repurchase their shares. If such a redemption is validly exercised and the purchase price for the shares is not paid within five business days of notice of nonpayment, the Series A holders at their option may claim the right, in lieu of receiving the mandatory redemption amount, to require the Company to issue a number of shares of common stock equal to the mandatory redemption amount divided by the conversion price then in effect for the Series A shares. If the holders of the Series A shares become entitled to exercise mandatory redemption and ultimately exercise that right, such redemption could have a material and adverse impact on the Company's liquidity and financial position, including its ability to continue research and development and commercialization efforts, or, if the holders claim the right to receive shares in lieu of the mandatory redemption amount, could result in the issuance of a significant number of shares of common stock and dilution of the existing common shareholders. The potential adverse impact of such a redemption can not be quantified at this time as the aggregate mandatory redemption amount (or the number of shares of common stock to be issued in lieu of the mandatory redemption amount) would be based on the number of Series A shares outstanding and the market price of the Company's common stock at the time that the shares are redeemed.

         See the Company's Form 8-K dated May 18, 1998 for the terms of the Company's Series A shares. See also "Financial Statements" and "Management's Discussion and Analysis" in the Company's most recent Form 10-K and Form 10-Q filed with the U.S. Securities and Exchange Commission.

         This Form 8-K contains "forward-looking information" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Act of 1934, as amended, and is subject to the safe-harbor created by such sections. The Company's actual results may differ significantly from the results discussed in such forward-looking statements.

         Statements regarding future prospects, business plans and strategies, future revenues and revenue sources, outcome or effects of pending litigation, future liquidity and capital resources, the possibility and effect of any delisting of the Company's common stock, effect on the Company and Company's liquidity should the holders of the Company's Series A Preferred Stock claim the option to require the Company to repurchase their shares in the event of a delsiting of the Company's common stock, the possibility of additional equity investments, mergers, acquisitions or other strategic transactions, as well as other statements contained in this report that address activities, events or developments that the Company expects, believes or anticipates will or may occur in the future, and similar statements are forward-looking statements. These statements are based upon assumptions and analyses made by the Company in light of current conditions, future developments and other factors the Company believes are appropriate in the circumstances, or information obtained from third parties and are subject to a number of assumptions, risks and uncertainties. Readers are cautioned that forward-looking statements are not guarantees of future performance or the Company's success in litigation and that actual results might differ materially from those suggested or projected in the forward-looking statements. Factors that may cause actual future events to differ from those predicted or assumed include, but are not limited to: risks associated with the Company's ability to successfully develop and market new products on a profitable basis or at all; future advances in technologies and medicine; risks related to the early stage of the Company's existence and its products' development; the Company's ability to execute its business plans; the Company's dependence on outside parties such as its key customers, suppliers, licensing and alliance partners; competition from major pharmaceutical, medical and diagnostic companies; risks and expense of government regulation and effects of changes in regulation (including risks associated with obtaining requisite governmental approvals for the Company's products); the limited experience of the Company in manufacturing and marketing products; uncertainties connected with, product liability exposure and insurance; risks associated with domestic and international growth and expansion; risks associated with international operations (including risk associated with international economies, currencies and business conditions); risks associated with obtaining patents and other protections of intellectual property; risks associated with uncertainty of litigation and appeals; risks associated with the Company's stock price and ability of shareholders to trade their stock readily on an organized market; the Company's limited cash reserves and sources of liquidity; uncertainties in availability of expansion capital in the future and other risks associated with capital markets, as well as those listed in the Company's other press releases and in its other filings with the Securities and Exchange Commission.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: December 15, 1999       TECHNICAL CHEMICALS & PRODUCTS, INC.



                                By: /s/ Walter V. Usinowicz, Jr.
                                   --------------------------------------------
                                   Walter V. Usinowicz, Jr.
                                   Vice President of Finance and Chief Financial Officer (Chief Accounting Officer)

                                    EXHIBIT A

                              EMPLOYMENT AGREEMENT
                              --------------------

         THIS Agreement is made and entered into this 22nd day of November, 1999 ("Agreement"), between TECHNICAL CHEMICALS AND PRODUCTS, INC., a Florida corporation ("TCPI"), with its principal place of business at 3341 SW 15 Street, Pompano Beach, FL 33069 and WALTER V. USINOWICZ, JR., having an address of [ADDRESS INTENTIONALLY OMMITTED] ("Employee").

                                R E C I T A L S:
                                ----------------

         WHEREAS, Employee is desirous of being employed by TCPI as its Vice President and Chief Financial Officer;

         WHEREAS, Employee and TCPI are desirous of entering into an agreement to memorialize the employment relationship. and

         NOW, THEREFORE, in consideration of the mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto mutually agree as follows:

                                    ARTICLE I
                                    ---------
                                      TERM

         1.1 Initial Term. The initial term (the "Initial Term") of this Agreement shall commence on the date this Agreement is executed and shall end on the 31st day of December, 2002 ("Initial Term Termination Date") unless terminated earlier as provided herein.

         1.2 Extension of Initial Term.The Initial Term shall be extended for successive one (1) year periods ("Extended Term") commencing on January 1, 2003, unless either party gives the other one hundred eighty (180) days' prior written notice of its intent not to renew prior to the expiration of the then current term.

                                   ARTICLE II
                                   ----------
                            SCOPE OF RESPONSIBILITIES
                       OFFER AND ACCEPTANCE OF EMPLOYMENT

         2.1 Offer of Employment. Upon the terms and subject to the conditions of this Agreement, and upon the acceptance by Employee as signified by Employee's execution of this Agreement, TCPI hereby employs Employee for the term of this Agreement as its Vice President and Chief Financial Officer. Employee shall have the powers and duties as Vice President and Chief Financial Officer of TCPI as directed by the Chief Executive Officer and the Board of Directors, which direction shall be pursuant to reasonable policies adopted from time to time and communicated by written notice to Employee. Employee's duties shall include the management of TCPI's business interests ("Businesses") and such other duties as are consistent with his position (the "Duties"). During the term of this Agreement and except for illness, disability, reasonable vacation periods and reasonable leaves of absence, Employee shall devote his entire business time, attention, skill and efforts as is necessary for the faithful performance of the Duties.

         2.2 Acceptance By Employee. Employee hereby accepts such employment and, consistent with fiduciary standards which exist between an employer and an employee, Employee shall perform the Duties in an efficient, trustworthy and businesslike manner. On the signing of this Agreement, it is anticipated that Employee's first day of employment will be December 7, 1999.

         2.3 Delegation. Notwithstanding anything to the contrary contained in this Agreement, Employee shall have the right and authority to delegate responsibility to one or more personnel if Employee and the Chief Executive Officer deem such delegation appropriate.

         2.4 Other Activities. Employee shall use Employee's best efforts for the benefit of TCPI by whatsoever activities Employee deems appropriate to maintain and improve TCPI's standing in the community generally and among other members of the industries in which TCPI is from time to time engaged, including such entertaining for business purposes as Employee considers appropriate consistent with TCPI's policies.

                                   ARTICLE III
                                   -----------
                                  COMPENSATION

         3.1 Base Salary, Bonus, Options and Employee Benefit Plans. For all services rendered by Employee in any capacity during his employment under this Agreement (including any renewals hereof), TCPI shall pay Employee as compensation the sum of the amounts set forth below:

                  3.1.1 Base Salary. During the term of this Agreement, Employee shall be paid the sum of One Hundred and Thirty-Five Thousand Dollars ($135,000) on an annualized basis, payable in installments at such periodic intervals as TCPI pays its other Employees but not less than on a monthly basis. On January 1, 2001 and continuing on each January 1st thereafter during the term of this Agreement and any extensions thereof. Employee shall be entitled to an annual salary review of Employee's base salary and such base salary may be increased but not decreased at the discretion of the Board of Directors of TCPI.

                  3.1.2. Bonus. Employee shall be entitled to such bonuses as are awarded by the Board of Directors from time to time and shall participate in all bonus plans established for senior executives of TCPI.

                  3.1.3. Stock Options. TCPI hereby grants the options (the "Options") to Employee specified in Exhibit A annexed hereto and made a part hereof pursuant to and under the terms of TCPI's Amended and Restated 1992 Stock Option Plan

         3.2 Share Appreciation Rights Plan. TCPI will grant Employee share appreciation rights, and Employee will be entitled to participate in TCPI's share appreciation rights plan, on the same basis as other senior executives of TCPI.

                                   ARTICLE IV
                                   ----------
                         BUSINESS EXPENSES AND BENEFITS

         4.1 Business Expenses. Employee is authorized to incur reasonable expenses to execute and/or promote the Businesses of TCPI, including, but not limited to, expenses related to maintenance of professional licenses and expenses in accordance with TCPI's policies and procedures as same are in effect from time to time, for entertainment, travel, and similar items, in the same manner or basis, as other senior executives of TCPI. TCPI will reimburse Employee for all reasonable travel or other expenses incurred while on business.

         4.2. Employee Benefit Plans. Employee shall be entitled to participate in any and all plans, arrangements or distributions by TCPI pertaining to or in connection with any pension, bonus, profit sharing, stock options and/or similar benefits and/or health benefits for its regular Employees and/or for its Employees and/or for its senior level executives, as determined by the Board of Directors or committees, pursuant to the governing instruments that establish and/or determine eligibility and other rights of the participants and beneficiaries under such plans or other benefit programs.

         4.3 Health Insurance and Other Plans. TCPI will provide for Employee medical insurance and Employee will be entitled to participate in all other benefit plans and receive perquisites on the same basis as other senior executives of TCPI.

         4.4 Vacation and Sick Days. Employee shall be entitled to such reasonable paid vacation time and paid and unpaid sick days and personal days in accordance with TCPI's policies and procedures applicable to senior level executives or as may be agreed to by the parties hereto from time to time; provided, however, that Employee shall be entitled to at least two (2) weeks paid vacation during each year of the term of this Agreement, or such greater amount generally provided to senior executives of TCPI.

                  4.4.1 Should TCPI adopt a policy of accruing vacations from year to year or paying senior executives the amount equaling such unused vacation time, then the Employee shall have the right to either (i) apply such accrued and unused vacation time toward additional paid vacation time during subsequent years of this Agreement; or (ii) receive a lump-sum payment equal to Employee's base salary for said accrued and unused vacation time.

                                    ARTICLE V
                                    ---------
                      DEATH OR DISABILITY DURING EMPLOYMENT

         5.1 If Employee dies or becomes permanently and totally disabled during the term of the Agreement, TCPI shall pay to Employee or Employee's estate, as the case may be, the base salary which would otherwise be payable to Employee, for a period of four (4) months after the date on which Employee's death or disability occurred. TCPI shall have no further financial obligations to Employee or his estate, except as otherwise provided in Articles III and IV hereof. For purposes of this Agreement, "disability" is defined to mean that, as a result of Employee's incapacity due to physical or mental illness:

                  5.1.1 Employee shall have been absent from his duties as an officer of TCPI on a substantially full-time basis for four
                  (4) consecutive months; and

                  5.1.2 Within thirty (30) days after TCPI notifies Employee in writing that it intends to replace him, Employee shall not have returned to the performance of the duties as an officer of TCPI on a full-time basis.

         5.2 Death or Disability. This Agreement shall terminate upon the death or the disability of Employee. Termination for death or disability shall not be termination for Cause. Employee or his heirs or estate (as the case may be) shall be entitled to the compensation provided for in Paragraph 5.1 of this Agreement.

                                    ARTCLE VI
                                    ---------
                            TERMINATION OF EMPLOYMENT

         6.1 Termination by TCPI for Cause. Termination by Employee Without Good Reason. If Employee's employment is terminated by (i) TCPI for Cause (as hereinafter defined); or (ii) by Employee without Good Reason (as hereinafter defined), then Employee shall be entitled to:

                  6.1.1 Base salary pursuant to Paragraph 3.1.1 earned through the last day of employment ("Termination Date"); and

                  6.1.2 Accrued vacation under Paragraph 4.4 hereof; and

                  6.1.3 All applicable reimbursements from TCPI due pursuant to this Agreement.

         6.2. Termination by TCPI Without Cause or Termination by Employee For Good Reason. Except as provided below with respect to a Change of Control (as hereinafter defined), if there is a termination of this Agreement by (i) TCPI without Cause (as hereinafter defined); or (ii) Employee for Good Reason (as hereinafter defined), Employee shall be entitled to:

                  6.2.1 Receive, in one lump sum payment on Termination Date, that amount which is equal to (a) Employee's base salary for the remainder of the Initial Term or Extended Term as the case may be plus (b) an amount equal to the bonus paid Employee in the previous fiscal year.

                  6.2.2 In the event that termination pursuant to Paragraph 6.2 occurs during the last six (6) months of the Initial Term or the first six (6) months of any Extended Term, then, in such event, the base salary payable under Paragraph 6.2.1, shall not be less than the total of six (6) months base salary plus one month's of base salary for each year of employment to a maximum base salary under paragraph 6.2.1 and 6.2.2 of one (1) year; and

                  6.2.3 Accrued vacation under Paragraph 4.4 hereof; and

                  6.2.4 All reimbursements due Employee through the Termination Date under Article IV; and

                  6.2.5 All benefits described in Article IV shall be extended for the period of one year after the Termination Date or expiration of the Initial Term, or Extended Term as the case may be, whichever is later.

                  6.2.6 Employer shall arrange and pay for outplacement services with a recognized outplacement company who specializes in executives of Employee's position for a period of six months following the Termination Date.

         6.3. Non-Renewal of Agreement. If there is a termination of this Agreement as a result of notification by TCPI of its intent not to renew this Agreement prior to one hundred eighty (180) days of the Initial Term Expiration Date or prior to one hundred eighty (180) days of the last day of any Extended Term as specified in Article I (other than for Cause), Employee shall be entitled to receive on the Termination Date:

                  6.3.1 Base salary and all benefits described in Article 4.3 through the end of the Initial Term or Extended Term as provided for in Paragraph 1.2 and,

                  6.3.2 One (1) month of base salary for each year of employment to a maximum base salary under this paragraph 6.3.2 up to a maximum of ten (10) months base salary; and

                  6.3.3 All reimbursements due Employee through the Termination Date under Article IV;

                  6.3.4 All benefits as required under COBRA or similar legislation and applicable Unemployment Compensation Laws.

         6.4 Termination of Employment For Cause by TCPI. Employee's employment may be terminated by TCPI at any time upon notice to Employee for "Cause." For this purpose, the term "Cause" means:

                  6.4.1. Employee's material breach of any provision of this Agreement; provided, however, that in the event TCPI believes that this Agreement has been breached, it shall provide Employee with written notice of such breach and provide Employee with a thirty (30) day period in which to cure or remedy such breach;

                  6.4.2 An adjudication by a court of competent jurisdiction that Employee committed an injurious act of fraud or dishonesty against TCPI, its subsidiaries or affiliates; and

                  6.4.3. The use by Employee of an illegal substance, including, but not limited to, marijuana, cocaine, heroin, and all other illegal substances, and/or the dependence by Employee upon the use of alcohol, which, in any case, materially impairs Employee's ability to perform his Duties hereunder, which dependence is not cured or rehabilitated within three (3) months of receipt of written notice from TCPI to Employee.

         6.5 Termination of Employment by Employee: Employee may terminate his employment with TCPI:

                  6.5.1 Without Good Reason at any time upon thirty (30) days prior written notice to TCPI.

                  6.5.2 At any time upon written notice to TCPI with Good Reason. "Good Reason" shall mean:

                           (a) A material breach of the provisions of this Agreement by TCPI and Employee provides at least thirty (30) days' prior written notice to the President and at least two members of TCPI's Board of Directors of the existence of such breach and his intention to terminate this Agreement, except that no such termination shall be effective if such breach is cured during such period; or

                           (b) The failure of TCPI to meet its financial obligations to Employee after (10) days written notice to the President and at least two members of TCPI's Board of Directors of such failure and Employee's intention to terminate this Agreement.

         6.6 Effect of Termination/References. Any termination of employment under this Agreement, whether or not voluntary, will automatically constitute a resignation of Employee as an officer of TCPI and all subsidiaries of TCPI. In the event that TPCI is contacted by persons seeking information concerning the status of Employee or the circumstances surrounding such termination of Employment, TCPI will only furnish to such persons the dates that Employee was employed, Employee's title, by TCPI, Employee's last salary and that Employee resigned; provided, however, that TCPI may furnish such information as may be required by law.

                                   ARTICLE VII
                                   -----------
                                CHANGE IN CONTROL

7.1 Change in Control. In the event that within twenty-four (24) months following the occurrence of a "Change of Control" there occurs a "Change of Control Event" (as defined below), then Employee shall be entitled to receive from TCPI the following:

                  7.1.1 Employee's annual Base Salary as in effect at the date of termination, multiplied by two;

                  7.1.2 Base Salary then in effect earned through the date of termination;

                  7.1.3 Accrued vacation pursuant to this Agreement;

                  7.1.4 All applicable reimbursements from TCPI due Employee under this Agreement;

                  7.1.5 All Options previously granted Employee shall become immediately vested and exercisable at the option of Employee for one (1) year following the Termination Date; provided that any incentive stock options must be exercised with three months of the Termination Date;

                  7.1.6 An amount equal to the amount of any bonuses paid to, or accrued by Employee during the twelve month period preceding the date of termination, multiplied by two; and

                  7.1.7 All benefits described in Paragraph 4.3 hereof, shall be extended for a period of two (2) years after the Termination Date at TCPI's expense.

                  7.1.8 An amount that, on an after-tax basis (including federal income and excise taxes, and state and local income taxes) equals the federal income and excise taxes, and state and local income taxes imposed upon Employee by reason of amounts payable under this Article VII. For purposes of this clause 7.1.8, the Employee shall be deemed to pay federal, state and local income taxes at the highest marginal rate of taxation.

                  7.1.9 Employer shall arrange and pay for outplacement services with a recognized outplacement company who specializes in executives of Employee's position for a period of six months following the Termination Date.

     7.2 Change in Control. For purposes of this Agreement, the term "Change in Control" shall mean:

                  7.2.1 The acquisition by any individual, entity or group (within the meaning of ss. 13(d)(3) or ss. 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") (any of the foregoing described in this Section 7.2.1 hereafter a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (a) the then outstanding shares of Capital Stock of TCPI (the "Outstanding Capital Stock") or (b) the combined voting power of the then outstanding voting securities of TCPI entitled to vote generally in the election of directors (the "Voting Securities"), provided, however, that any acquisition by (x) TCPI or any of its subsidiaries, or any Employee benefit plan (or related trust) sponsored or maintained by TCPI or any of its subsidiaries or (y) any Person that is eligible, pursuant to Rule 13d-1(b) under the Exchange Act, to file a statement on Schedule 13G with respect to its beneficial ownership of Voting Securities, whether or not such Person shall have filed a statement on Schedule 13G, unless such Person shall have filed a statement on Schedule 13D with respect to beneficial ownership of 20% or more of the Voting Securities or (z) any corporation with respect to which, following such acquisition, more than 20% of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Capital Stock and Voting Securities immediately prior to such acquisition in substantially the same proportion as their ownership, immediately prior to such acquisition, of the Outstanding Capital Stock and Voting Securities, as the case may be, shall not constitute a Change of Control; or

                  7.2.2 Individuals who, as of the date hereof, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board, provided that any individual becoming a director subsequent to the date hereof whose election or nomination for election by TCPI's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the Directors of TCPI (as such terms are used in Rule 14a-11 of Regulation 14A, or any successor section, promulgated under the Exchange Act); or

                  7.2.3 Approval by the shareholders of TCPI of a reorganization, merger or consolidation (a "Business Combination"), in each case, with respect to which all or substantially all holders of the Outstanding Capital Stock and Voting Securities immediately prior to such Business Combination do not, following such Business Combination, beneficially own, directly or indirectly, more than 20% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from Business Combination; or

                  7.2.4 A complete liquidation or dissolution of TCPI or the sale or other disposition of all or substantially all of the assets of TCPI other than to a corporation with respect to which, following such sale or disposition, more than 20% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors is then owned beneficially, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Capital Stock and Voting Securities immediately prior to such sale or disposition in substantially the same proportion as their ownership of the Outstanding Capital Stock and Voting Securities, as the case may be, immediately prior to such sale or disposition.

                  7.2.5 In the event that the beneficial ownership attributable to Jack L. Aronowitz's ownership of the Outstanding Capital Stock or Voting Securities of TCPI ("Aronowitz Shares") is reduced to less than 20%, then the 20% threshold number contained in the foregoing paragraphs of this Article VII shall be reduced in direct proportion to such reduction, but in no event, less than 15%. By way of example, if the Aronowitz Shares are reduced to 18% of the Outstanding Capital Stock or Voting Securities, then the 20% provisos contained in the other paragraphs of Article VII shall be reduced to 18%.

         7.3 For purposes of Article VII, a "Change of Control Event" shall mean: (i) Employee's employment with TCPI is terminated by TCPI for any reason whatsoever or (ii) Employee terminates this Agreement with Good Reason or (iii) the assignment to Employee of any duties inconsistent with the position of Employee pursuant to Article II of this Agreement or a reduction or alteration in the nature or status of Employee's responsibilities from those specified in
Article II or(iv) reduction in Employee's Base Salary in effect on the date a Change in Control occurs or (v) Employee is required to perform his duties at a location greater than twenty-five (25) miles from the current headquarters of TCPI for a period exceeding thirty (30) days during a twelve month period.

         7.4 The provisions of this paragraph 7.4 shall apply only within the twenty-four month period immediately following a Change of Control. TCPI's obligation to pay Employee the compensation and to make the arrangements provided in this Article VII herein shall be absolute and unconditional and shall not be affected by any circumstances, including, without limitation, any set-off, counterclaim, recoupment, defense, duty to mitigate, or other right that TCPI may have against him or anyone else. The amount shall not be reduced by reason of Employee's securing other employment or for any other reason. All amounts payable by TCPI hereunder shall be paid without notice or demand, and in no event later that seven business days after such payments become due. Except as expressly provided herein, TCPI waives all rights that it may now have or may hereafter have conferred upon it, by statute or otherwise, to terminate, cancel or rescind this Agreement in whole or in part. Each and every payment made hereunder by TCPI shall be final and TCPI will not seek to recover all or any part of such payment from Employee or from whomsoever may be entitled thereto, for any reason whatsoever. TCPI may withhold for income tax purposes any amounts required to be withheld under applicable tax statutes and regulations.

                                  ARTICLE VIII
                                  ------------
                                     NOTICES

         8.1 Any notice, request, demand, offer, payment or communication required or permitted to be given by any provision of this Agreement shall be deemed to have been delivered and given for all purposes if written and if (a) delivered personally or by courier or delivery service, at the time of such delivery; or (b) directed by registered or certified United States mail, postage and charges prepaid, addressed to the intended recipient, at the address specified below, at such time that the intended recipient or its agent signs or executes the receipt:

                  If to TCPI:

                           Technical Chemicals and Products, Inc.
                           Attention: President
                           3341 Southwest 15th Street
                           Pompano Beach, Florida  33069

                  If to Employee:

                           Walter V. Usinowicz, Jr.
                           [ADDRESS INTENTIONALLY OMMITTED]

         8.2 Any party may change the address to which notices are to be mailed by giving written notice as provided herein to the other party. Commencing immediately after the receipt of such notice, such newly designated address shall be such person's address for purposes of all notices or other communications required or permitted to be given pursuant to this Agreement.

                                   ARTICLE IX
                                   ----------
                        CONFIDENTIAL BUSINESS INFORMATION
               DUTY TO RETURN INFORMATION AND CONFLICT OF INTEREST

         9.1 Employee represents and agrees that all documents and other information, including, but not limited to client lists, prospective client lists, vendors and vendees, research protocols, market research results, reports, questionnaires, video and audio tapes, memorandum, drawings, data, notes, financial information and all other information including copies thereof produced by photocopy machines, computer programs, facsimile or otherwise (collectively, the "Information") furnished to Employee or to which Employee is exposed or obtains pursuant to this Agreement is confidential and proprietary to TCPI and the disclosure by Employee of such Information to any third party will cause irreparable injury to TCPI. Accordingly, Employee expressly agrees that:

                  9.1.1 Any Information which Employee receives is exposed to or obtains pursuant to this Agreement, either in writing, orally or through computer software or otherwise, is highly confidential and that disclosure of such information will cause TCPI irreparable damage.

                  9.1.2 All such Information shall be treated by Employee as Strictly Confidential.

                  9.1.3 During the term of this Agreement and for a period of five (5) years from the termination or other expiration of this Agreement, Employee shall maintain all such Information in strictest confidence and will not, directly or indirectly, disclose or cause to be disclosed, such Information to any third party, person or entity and will not use such Information except as specifically authorized by this Agreement.

                  9.1.4 During the term of this Agreement and any extensions thereof, Employee shall be in compliance with TCPI's Conflict of Interest policy as it may exist from time-to-time.

                  9.1.5 Immediately upon the termination or expiration of this Agreement, Employee shall deliver to TCPI all Information (regardless of the format which such Information takes) and Employee shall not retain any copies of such Information. Upon request, the Employee shall sign a statement prepared by TCPI acknowledging that Employee has surrendered all such Information to TCPI.

                                    ARTICLE X
                                    ---------
                            OWNERSHIP OF WORK PRODUCT

FREEDOM OF USE

         10.1 Employee recognizes and agrees that all right, title and interest to all information, inventions, methods, procedures, inventions, designs, ideas and programs ("Discoveries") developed by Employee in connection with or resulting in whole or in part from Employee's work pursuant to the Agreement shall belong solely to TCPI and TCPI shall be free to use all such Discoveries without any obligation to Employee.

         10.2 If any patentable inventions or improvements, copyrights or trademarks result in whole or in part from Employee's services under this Agreement, all rights to apply for such patents and trademarks and any patents and trademarks issued therefrom and copyrights ownership shall belong solely to TCPI and Employee shall do whatever is reasonably necessary to aid TCPI in securing such intellectual property rights.

                                   ARTICLE XI
                                   ----------
                                   RELOCATION

         11.1 TCPI shall reimburse Employee for all reasonable housing relocation and moving expenses from Employee's California residence to South Florida, provided that TCPI approves in advance such relocation and moving expenses. As part of such relocation, TCPI will arrange and pay for temporary housing and travel expenses until any such relocation occurs. This will include reasonable cost of travel between Employee's current residence and Florida incurred by Employee and his wife pending the permanent relocation of his family to Florida, and temporary living expenses for Employee and his wife in the Pompano Beach, Florida area. As relocation occurs, TCPI shall pay or reimburse the reasonable costs of packing, moving, insuring, and unpacking Employee's family and household goods to Florida.

                                   ARTICLE XII
                                   -----------
                                  MISCELLANEOUS

         12.1 Florida Law. This Agreement shall be considered for all purposes a Florida document and shall be construed pursuant to the laws of the State of Florida, and all of its provisions shall be administered according to and its validity shall be determined under the laws of the State of Florida without regard to any conflict or choice of law issues.

         12.2 Gender and Number. Whenever appropriate, references in this Agreement in any gender shall be construed to include all other genders, references in the singular shall be construed to include the plural, and references in the plural shall be construed to include the singular, unless the context clearly indicates to the contrary.

         12.3 Certain Words. The words "hereof," "herein," "hereunder," and other similar compounds of the word "here" shall mean and refer to the entire Agreement and not to any particular article, provision or paragraph unless so required by the context.

         12.4 Captions. Paragraph titles or captions contained in this Agreement are inserted only as a matter of convenience and/or reference, and they shall in no way be construed as limiting, extending, defining or describing either the scope or intent of this Agreement or of any provision hereof.

         12.5 Counterparts. This Agreement may be executed in one or more counterparts, including facsimile counterparts, and any such counterpart shall, for all purposes, be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

         12.6 Severability. The invalidity or unenforceability of any provision hereunder (or any portion of such a provision) shall not affect the validity or enforceability of the remaining provisions (or remaining portions of such provisions) of this Agreement.

         12.7 Entire Agreement. This Agreement (and all other documents executed simultaneously herewith or pursuant hereto) constitutes the entire agreement among the parties pertaining to the subject matter hereof, and supersedes and revokes any and all prior or existing agreements, written or oral, relating to the subject matter hereof, and this Agreement shall be solely determinative of the subject matter hereof.

         12.8 Waiver. Either TCPI or Employee may, at any time or times, waive (in whole or in part) any rights or privileges to which he or it may be entitled hereunder. However, no waiver by any party of any condition or of the breach of any term, covenant, representation or warranty contained in this Agreement, in any one or more instances, shall be deemed to be, or construed as, a further continuing waiver of any other condition or of any breach of any other terms, covenants, representations or warranties contained in this Agreement, and no waiver shall be effective unless it is in writing and signed by the waiving party.

         12.9 Attorneys' Fees. In the event that either party shall be required to retain the services of an attorney to enforce any of his or its rights hereunder, the prevailing party in any arbitration or court action shall be entitled to receive from the other party all costs and expenses including, but not limited to, court costs and attorneys' fees (whether in the arbitration or in a court of original jurisdiction or one or more courts of appellate jurisdiction) incurred by him or it in connection therewith. The parties hereby expressly confer on the arbitrator the right to award costs and attorneys' fees in the arbitration.

         12.10 Venue. Any arbitration or other litigation arising hereunder shall be instituted only in Broward County, Florida or in the county where TCPI has its principal place of business.

         12.11 Assignment. The rights and obligations of the parties under this Agreement shall inure to the benefit of and shall be binding upon their successors, assigns, and/or other legal representatives. This Agreement shall not be assignable by TCPI. The services of Employee are personal and his obligations may not be delegated by his except as otherwise provided herein.

         12.12 Amendment. This Agreement may not be amended, modified, superseded, cancelled, or terminated, and any of the matters, covenants, representations, warranties or conditions hereof may not be waived, except by a written instrument executed by TCPI and Employee or, in the case of a waiver, by the party to be charged with such waiver.

         12.13 No Third Party Beneficiary. Nothing expressed or implied in this Agreement is intended or shall be construed to confer upon or give any person, other than TCPI and Employee and their respective successors and permitted assigns, any rights or remedies under, or by reason, of this Agreement.

                                  ARTICLE XIII
                                  ------------
                                   ARBITRATION

         13.1 Arbitration. Any controversy or claim arising out of, or relating to, this Agreement, or the breach hereof, shall be settled by arbitration in the City of Fort Lauderdale, in accordance with the Commercial Rules of Arbitration of the American Arbitration Association in the State of Florida, and any judgment upon the award rendered may be entered in any court having jurisdiction thereof.

         13.2 Continuation of Salary. The Employee shall be entitled to receive Employee's salary and other benefits in effect at the Termination Date upon the commencement of Arbitration for the period of the earliest to occur of (i) the termination of the Arbitration, (ii) Employee's employment by a third party or
(iii) one (1) year from the Termination Date, provided, however, that the Employee would be obligated to repay TCPI such salary (without interest) in the event that the Arbitrators determine that the termination of Employee's employment was proper pursuant to the provisions of this Employment Agreement and such Arbitrator(s) find such repayment justified and equitable.

         IN WITNESS WHEREOF, TCPI and Employee have caused this Agreement to be executed on the day and year first above written.

                                         TECHNICAL CHEMICALS AND PRODUCTS, INC.

______________________________           By
Witness

                                         ------------------------------

------------------------------           ------------------------------
Witness                                       Chief Executive Officer

------------------------------           --------------------------------
Witness                                     WALTER V. USINOWICZ, JR.

------------------------------
Witness

                               Stock Option Chart
                               ------------------

                            WALTER V. USINOWICZ, JR.

----------------- ------------------ ----------------------- ----------------------------------------------- ------------------
    DATE OF           NUMBER OF             VESTING                                                               OPTION
     GRANT             SHARES         (must be an employee                     EXPIRATION                          PRICE
                                      for options to vest)
----------------- ------------------ ----------------------- ----------------------------------------------- ------------------
                                      One year from grant          10th anniversary from grant date*
   12/7/99**           11,667                 date                                                               $0.4375**
----------------- ------------------ ----------------------- ----------------------------------------------- ------------------
   12/7/99**           11,667         Two years from grant         10th anniversary from grant date*             $0.4375**
                                              date
----------------- ------------------ ----------------------- ----------------------------------------------- ------------------
   12/7/99**           11,666           Three years from           10th anniversary from grant date*             $0.4375**
                                           grant date
----------------- ------------------ ----------------------- ----------------------------------------------- ------------------


*Expiration date to exercise vested options shall be accelerated under the following circumstances:

- Voluntary termination of employment: vested options must be exercised within ninety (90) days of such termination. Non-vested options are terminated.

- Termination of Employment for Cause -- vested options are immediately terminated with no right to exercise such options. Non-vested options are terminated.

- Death, disability or retirement from employment-vested options must be exercised within one year from date of event. Non-vested options are terminated.

**Closing NASDAQ price on first date of employment which, on the signing of this Agreement, is December 7, 1999.